* * * TEXT OMITTED AND FILED SEPARATELY
        CONFIDENTIAL TREATMENT REQUESTED


                                                                   Exhibit 99(a)


                                            [FLUKE ELECTRONICS CORPORATION LOGO]

Effective Date:  December __, 2001




                              DISTRIBUTOR AGREEMENT



Fluke Electronics Corporation                  Transmation, Inc.
P.O. Box 9090 m/s: 215                         10 Vantage Point Drive, Ste. 1
Everett, WA  98206-9090                        Rochester, NY 14606
Telephone:  (425) 446-                         Telephone:    (716) 352-9720
Fax:  (425) 446-5778                           Fax:  (716) 352-1486







/s/ Christopher C. McMahon                 /s/ Robert G. Klimasewski
---------------------------                -------------------------------------
(Signature)                                             (Signature)

Christopher C. McMahon                     Robert G. Klimasewski
----------------------------------         -------------------------------------
(Typed Name)                                            (Typed Name)

Secretary                                  President
----------------------------------         -------------------------------------
  (Title)                                               (Title)



This agreement consisting of 3 numbered pages and the following Exhibits has been executed in duplicate originals.

                  Exhibit A:        Transmation/Altek Products
                  Exhibit B:        Product Purchase Commitments


--------------------------------------------------------------------------------

NOTICES: All notices shall be in writing by mail or fax to the address of each party above.

--------------------------------------------------------------------------------

* * * CONFIDENTIAL TREATMENT REQUESTED

This Agreement is entered into between Fluke Electronics Corporation ("Fluke") and Transmation, Inc. ("Transmation") Subject to the terms and conditions of this Agreement, the parties agree as follows:

1.     APPOINTMENT

Fluke appoints Transmation to purchase, inventory, promote and resell on an exclusive basis to end user customers or resellers anywhere in the world, the Altek/Transmation products ("Products") listed on the Fluke price schedule(s) identified in each Product Exhibit.

2.     TERM

This Agreement shall commence on the Closing of the Stock Purchase Agreement between Transmation, Altek Industries Corp. and Fluke and shall expire on December 31, 2006 unless earlier terminated in accordance with the provisions of
Article 13. Thereafter this Agreement shall automatically renew for one-year terms unless either party gives ninety (90) days written notice prior to the expiration of the then-current term of the Agreement.

3.     PRODUCTS/PRICES

       a. Fluke agrees to sell and Transmation agrees to buy Products at the net price stated on the price schedules referenced in each Product Exhibit A attached.

       b. Fluke reserves the right to obsolete any of the Products upon giving at least 60 days advance notice to Transmation. Obsolete Products are Products removed from the line with no direct or substantially similar replacement. Fluke will not accept inventory returns of Obsolete Products.

       c. Fluke reserves the right to increase the prices of Fluke Products by giving Transmation 90 days advance notice. If the price of a Product is increased, Fluke will apply the old price to firm orders received prior to the effective date, for shipment no later than 30 days after the effective date.

       d. Fluke reserves the right to decrease the prices of Fluke Products by giving Transmation 30 days advance notice. If the list price of a Product is reduced, Fluke will credit Transmation for the difference between the old and new Transmation net price for items in Transmation's inventory purchased during the 90 days preceding the effective date of the price reduction. To obtain credit, Transmation must send Fluke within 15 days of the effective date of the price reduction an inventory report including quantity, model and serial number. Fluke reserves the right to audit such report. Promotional and other short term pricing adjustments are not subject to this provision.

4.     ORDERS/DELIVERY

       a. Transmation shall comply with the Product Purchase Commitment requirements described in Exhibit B hereto.

       b. Orders will be initiated by Transmation's written purchase order and will be binding upon acceptance by Fluke. Each order for Product must:

              (1)    Be received by Fluke during the term of this Agreement;

              (2) Specify delivery dates no more than 60 days after the Agreement's expiration date; and

              (3) Specify delivery to an Authorized Shipping location established in Exhibit A.

       c. All deliveries shall be subject to Fluke's delivery schedule. Fluke shall endeavor to ship according to Transmation's requested schedule but shall not be liable for any failure or delay in filing an order due to causes beyond its reasonable control.

       d. Delivery shall be F.O.B. Fluke shipping point. Title and risk of loss or damage shall pass to Transmation upon Fluke's delivery of Product to a common carrier.

       d. Subject to Fluke's delivery schedule, Transmation may request changes in delivery dates of Products ordered by giving written notice prior to shipment.

5.     PAYMENT

       Payment shall be made in accordance with terms established in Exhibit A. Fluke reserves the right to modify these payment terms if, in its judgment, the Transmation's financial condition or payment record warrants, or upon giving notice of termination.

6.     RESPONSIBILITIES OF DISTRIBUTOR

       Transmation agrees:

       a. To meet the annual targets established by the Exhibits hereto or as otherwise agreed to in writing between Transmation and Fluke or Fluke Representative.

       b. To issue a minimum initial stocking order and/or place minimum reorders as established in each Product Exhibit.

       c. To use its best efforts to vigorously promote and expand the sale of Fluke Products by stocking Products and by devoting such management, manpower, time and effort as may be reasonably necessary to fully develop the available market potential for Fluke Products.

       d. To provide a Resale Certificate whenever requested by Fluke. Until receipt of a requested certificate, Fluke will charge sales tax where applicable.

       e. If in Fluke's sole discretion a Product recall or Product safety notice is required, Transmation shall deliver to its customers any notice provided by Fluke, or make the information required to deliver such notice available to Fluke solely for such purpose.

7.     INVENTORY ADJUSTMENT

       a. During the months of January, April, July and October, Transmation may return, freight and insurance prepaid, an unlimited quantity of current Products, for credit at the current net purchase price under the following conditions:

              (1) A new order for an EQUAL DOLLAR VALUE is placed with Fluke at the time of return;

              (2) Fluke has given prior approval for the return of such Products;

              (3)    The Products are unused and in their original cartons;

              (4) Products are not obsolete models, unless Fluke has provided notice as stated under Article 3b.; and

              (5) Products were purchased no more than 1 year prior to the return date.

              (6) The amount of each such credit shall be applied to and reduce Transmation's Product Purchase Commitment requirement described in Exhibit B, for the year the product is returned.

Fluke Transmation Agreement
12/26/01


                                       3
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* * * CONFIDENTIAL TREATMENT REQUESTED

       b. Fluke will not accept return of used equipment from Transmation under any circumstances.

       c. Instructions for return of damaged and DOA Products are included in the warranty statement.

8.     ADVERTISING

       a. Transmation agrees to vigorously promote the sales of Products through advertising and appropriate media including trade show exhibits, catalogs, sales aids, direct mailings, space advertising and other Fluke approved methods.

       b. Fluke will provide sales literature and advertising materials in reasonable quantities as well as promotional plans and information to assist Transmation in selling the Products. Shipment shall be made F.O.B. point of origin. Such Material shall remain Fluke's property, and Transmation agrees to return material remaining in its possession upon request or upon termination or expiration of this Agreement.

9.     RELATIONSHIP

Transmation shall perform the terms of the Agreement as an independent contractor engaged in purchasing Products from Fluke for resale to Transmation's END-USE customers ("Buyer"). Transmation and its employees are not agents, employees, or legal representatives of Fluke for any purpose and have no authority, express or implied, to represent or bind Fluke. Nothing contained in this Agreement shall be construed as creating a joint venture or partnership between Fluke and Transmation.

10.    LIMITED WARRANTY & LIMITATION OF LIABILITY

Each Fluke Product is warranted to be free from defects in material and workmanship under normal use and service. The warranty period is controlled by the documents furnished with each Product and begins on the date of shipment. This warranty extends only to the original buyer or end-user customer of a Fluke authorized reseller, and does not apply to fuses, disposable batteries or to any Product which, in Fluke's opinion, has been misused, altered, neglected or damaged by accident or abnormal conditions of operation or handling. Fluke warrants that software will operate substantially in accordance with its functional specifications for 90 days and that it has been properly recorded on non-defective media. Fluke does not warrant that software will be error free or operate without interruption.

Fluke authorized resellers shall extend this warranty on new and unused Products to end-user customers only but have no authority to extend a greater or different warranty on behalf of Fluke. Warranty support is available if Product is purchased through a Fluke authorized sales outlet or Buyer has paid the applicable international price. Fluke reserves the right to invoice Buyer for importation costs of repair/replacement part when Product purchased in one country is submitted for repair in another country.

Fluke's warranty obligation is limited, at Fluke's option, to refund of the purchase price, free of charge repair, or replacement of a defective Product which is returned to a Fluke authorized service center within the warranty period.

To obtain warranty service, Buyer or Transmation must contact its nearest Fluke authorized service center or send the Product, with a description of the difficulty, postage and insurance prepaid (FOB Destination), to the nearest Fluke authorized service center. Fluke assumes no risk for damage in transit. Following warranty repair, the Product will be returned to Buyer, transportation prepaid (FOB Destination). If Fluke determines that the failure was caused by misuse, alteration, accident or abnormal condition of operation or handling, Fluke will provide an estimate of repair costs and obtain authorization before commencing the work. Following repair, the Product will be returned to the Buyer transportation prepaid and the Buyer will be billed for the repair and return transportation charges (FOB Shipping Point).

THIS WARRANTY WILL BE BUYER'S SOLE AND EXCLUSIVE REMEDY AND IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. FLUKE SHALL NOT BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING LOSS OF DATA, WHETHER ARISING FROM BREACH OF WARRANTY OR BASED ON CONTRACT, TORT, RELIANCE OR ANY OTHER THEORY.

Since some countries or states do not allow limitation of the term of an implied warranty, or exclusion or limitation of incidental or consequential damages, the limitations and exclusions of this warranty may not apply to every buyer. If any provision of this Warranty is held invalid or unenforceable by a court of competent jurisdiction, such holding will not affect the validity or enforceability of any other provision.


11.    TERMINATION


       a. Fluke may terminate this Agreement immediately by giving written notice at any time to Transmation, if Transmation:

              (1) Makes any extraordinary arrangement with its creditors generally, becomes bankrupt or insolvent, goes into liquidation or winding up, ceases to function as a going concern or changes ownership or control; or

              (2) Is delinquent by more than eighty (80) days in payment of amounts due to Fluke and Fluke has given Transmation ten
                     (10) days notice to cure such breach; or

              (3) Makes or attempts to make any assignment of this Agreement or any other obligation hereunder without the prior written consent of Fluke, or has, in Fluke's sole opinion, engaged in willful misconduct or any act which is detrimental to the goodwill or best interest of Fluke; or

              (4)    Engages in solicitation of sales outside of the United
                     States.

       b. Upon termination of this Agreement, except with respect to firm orders already received, Transmation shall cease all sales of Products and shall discontinue all advertising of or reference to Products and to Fluke in relation to the Products, except in catalogs or literature that advertise Products with other manufacturer's Products and were printed prior to receipt of the termination notice. Fluke may, at its discretion, accept orders on C.O.D. terms for Products which Transmation was contractually obligated to furnish prior to the termination date and does not have available in its inventory, provided Transmation gives Fluke written notice of any such orders within 10 days of the termination date.

       c. Within thirty (30) days after termination of this Agreement, shall repurchase from Transmation at Transmation's cost, all remaining inventory of new and unused Products, but not obsolete Products. Transmation shall prepay freight and insurance to return inventory to Fluke.

Fluke Transmation Agreement
12/26/01

                                       4
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* * * CONFIDENTIAL TREATMENT REQUESTED

       e. Articles 5., 6.e, and 10 shall continue in effect after termination.

12.    MISCELLANEOUS

       a. This Agreement shall be governed by and construed in accordance with the laws of the state of Washington.

       b. This Agreement is independent of and unrelated to any existing distribution agreement between Transmation and Fluke for the purchase and sale of Fluke equipment. This Agreement sets forth the entire understanding of the parties regarding Transmation's purchase and sale of Transmation/Altek products and supersedes all prior agreements, and communications, whether oral or written, pertaining to its subject matter. This Agreement may not be modified or amended, including by purchase order or other document, except by Fluke. The failure of either party to enforce any of the provisions of this Agreement or the Exhibit(s) shall not be construed as a waiver of such provisions or of the right of such party thereafter to enforce each and every provision contained herein. If any term, clause or provision contained in the Agreement is declared or held invalid by a court of competent jurisdiction, such declaration or holding shall not affect the validity of any other term, clause or provision herein contained. Neither party shall assign this Agreement except with the consent of the other party.


                                   * * * * *
Fluke Transmation Agreement
12/26/01


                                       5
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* * * CONFIDENTIAL TREATMENT REQUESTED



                              DISTRIBUTOR AGREEMENT

                                    EXHIBIT A
                           TRANSMATION/ALTEK PRODUCTS




- PRODUCT AND DISCOUNT SCHEDULES
  ------------------------------

   See attached pages 2 and 3 to Exhibit A.


- ORDER REQUIREMENTS
  ------------------

   Minimum Reorder Per Authorized Location              $[***] Net Price


- TERMS
  -----
   Net 30 days from date of invoice


- FREIGHT
  -------

   Freight collect via UPS account number [***]


- DELIVERY
  --------

   FOB Shipping Point


- SHIPPING LOCATIONS
  ------------------

   10 Vantage Point Drive, Rochester, New York

   35 Vantage Point Drive, Rochester, New York


- CO-OP
  -----

   Annual Co-Op Reimbursement: [***]% of Previous Year Net Shipments. Programs for which co-op funds will be used and Fluke's cooperative share shall be pursuant to the terms and conditions of Fluke's Eligible Cooperative Advertising Programs, in its current or subsequently modified form, except that there shall be no co-op reimbursement for trade show expenses.


Fluke Transmation Agreement

* * * CONFIDENTIAL TREATMENT REQUESTED

- QUARTERLY GROWTH REBATES
  ------------------------

       Fluke will pay Transmation a rebate on quarterly shipments of Product if Transmation meets or exceeds the moving shipment total of the prior four quarters and provides monthly point of sale reports.

       The first rebate will apply to an annualized five-month period from August 1 to December 31 of each year of this Agreement's term, and will be paid in January of the following year. Growth during the period is based on a rebate percentage that is based on annualized shipments from the same time period in the preceding year.

       Subsequent rebates will be paid quarterly based on a rebate percentage established using the growth of a moving four quarter shipment total compared to the previous moving four quarters shipment total. This shipment total will be provided under separate cover at the beginning of each new quarter. The rebate percentage determined will be multiplied by the current quarter's shipments to calculate the rebate to be paid.

           -------------------- ------------ ------------ ------------- --------
             Growth             [***]%       [***]%       [***]%        [***]%
           -------------------- ------------ ------------ ------------- --------
             Rebate
             Percentage         [***]%       [***]        [***]         [***]
           -------------------- ------------ ------------ ------------- --------





                                      [***]









Fluke Transmation Agreement

* * * CONFIDENTIAL TREATMENT REQUESTED



                                    EXHIBIT B
               DISTRIBUTION AGREEMENT - TRANSMATION/ALTEK PRODUCTS

                          PRODUCT PURCHASE COMMITMENTS


1. PURCHASE COMMITMENT FOR FIRST TWO YEARS. Transmation hereby guarantees that it will purchase from Fluke at least [***] of Product during each of the first two years of this Agreement's initial five-year term. "Product," as used in this Exhibit B for commitment purposes, shall include only [***].


2. SUBSEQUENT PURCHASE COMMITMENTS. After the first two years of the Agreement's term, Transmation's Product purchase commitment shall be for the following amounts under the same terms and conditions as those set forth herein:

                                    YEAR 3: $[***]

                                    YEAR 4: $[***]

                                    YEAR 5: $[***]

Commitments for subsequent years will be as mutually agreed by the parties.

3. PRODUCT PRICE INCREASES. In the event Fluke increases its Product prices, Transmation's guaranteed purchase commitment shall be increased proportionately.


4. ORDER PROCESS REQUIREMENTS. To ensure that Transmation does not attempt to meet the guaranteed amount at the end of any year during this Agreement's term by placing an unusually large order that manufacturing requirements would prohibit Fluke from reasonably fulfilling, Transmation will meet the following requirements:

       a. Transmation shall place its last order of the year no later than October 31. Fluke shall not be required to deliver any number of Products in that purchase order that exceeds by [***] percent ([***] %) the average number of Products purchased each month over the preceding six months (the "Excess Product"). Fluke will make reasonable and diligent efforts to manufacture and deliver the Excess product, but it shall not be penalized if it is unable to do so until the next year. The Excess Product shall not be applied to Transmation's guaranteed $[***] purchase requirement for that subsequent year.

b. If Transmation's final order for the year does not raise total purchases to the guaranteed annual purchase amount, Fluke will invoice Transmation for the difference between the total amount ordered and the balance needed to reach the guaranteed amount. Transmation shall pay that amount to Fluke within 45 days of receipt of Fluke's invoice. Delinquent amounts shall incur per annum interest of [***] percent ([***]%),

5. TERMINATION OF COMMITMENT OBLIGATIONS. If this agreement is terminated by Fluke without cause, expires according to its terms, or if Transmation becomes a non-exclusive distributor under this Agreement, Transmation shall not be obligated to meet the purchase commitments described in this Exhibit B.

Fluke Transmation Agreement